UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Delaware Investments Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund

Delaware Investments Colorado Municipal Income Fund, Inc.

Delaware Investments National Municipal Income Fund

Delaware Investments Minnesota Municipal Income Fund II, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2015

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 19, 2015: this proxy statement is available at
delawareinvestments.com/ceproxy.

To the Shareholders of:

Delaware Investments Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Delaware Investments closed-end registered investment company listed above (each, individually, a “Fund” and, collectively, the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.	To elect a Board of Directors or Trustees for each Fund; and

2.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Richard Salus
Senior Vice President and Chief Financial Officer

July 1, 2015

2005 Market Street Philadelphia, PA 19103 1-866-437-0252

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 19, 2015

Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Wednesday, August 19, 2015, at 4:00 p.m., Eastern time, at the offices of Stradley Ronon Stevens & Young, LLP located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 and/or at any adjournments of the meeting (the “Meeting”). Participating in the Meeting are holders of common shares of beneficial interest or common stock, as applicable (the “Common Shares”), and the holders of preferred shares of beneficial interest or preferred stock, as applicable (the “Preferred Shares”), for those Funds with outstanding Preferred Shares.

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Director nominees in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 22, 2015 (the “Record Date”). Exhibit A shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 6, 2015.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may, but do not currently expect to, also employ a professional proxy solicitation firm. If a proxy solicitor is used, the cost will be borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, with one exception. For Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, a “Municipal Fund” and, collectively, the “Municipal Funds”), each of which has outstanding Preferred Shares, the holders of Preferred Shares have the exclusive right to separately elect two Directors (the “Preferred Share Directors”), in addition to the right to vote for the remaining Directors together with the holders of the Common Shares.

The presence in person or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund. With respect to the Municipal Funds, the presence in person or by proxy of holders of 33⅓% of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the preferred share class of the respective Municipal Fund for purposes of electing the two Preferred Share Directors. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

Abstentions and Broker Non-Votes. Because the only proposal scheduled to be considered at the Meeting is for the election of Directors, the Funds do not expect to receive any abstentions or broker non-votes. In the unlikely event that they do, however, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of directors, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, such as a change to a fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are

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considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Because the only proposal to be presented at the Meeting is considered to be a “routine” voting item, the Funds do not expect to receive any broker non-votes.

Copies of each Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing the Funds at the address shown on the top of the first page of this Combined Proxy Statement, by calling toll-free (866) 437-0252, or through the Funds’ website at delawareinvestments.com.

THE PROPOSAL: TO ELECT A BOARD OF DIRECTORS
FOR EACH FUND

You are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, and Janet L. Yeomans. All of the nominees have previously been elected by Fund shareholders, with the exception of Ms. Borowiec.

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Each Municipal Fund issues Common Shares and Preferred Shares. The holders of Preferred Shares of each Municipal Fund exclusively are entitled to elect two of their respective Preferred Share Directors, and the remaining Directors are to be elected by the holders of the Preferred Shares and Common Shares voting together. The nominees for Preferred Share Directors of the Municipal Funds are Lucinda S. Landreth and Janet L. Yeomans.

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INFORMATION ON THE NOMINEES

Number
				of Funds	Other
			Principal	in Fund	Directorships
	Position(s)		Occupation(s)	Complex	Held by Trustee
Name, Address,	Held with	Length of	During the Past	Overseen	During the Past
and Birthdate	the Trust	Time Served	Five Years	by Trustee	Five Years
Thomas L. Bennett	Chairman	Trustee since	Private Investor —	64	Director — Bryn Mawr
2005 Market Street	and Trustee	March 2005	(March 2004–		Bank Corp. (BMTC)
Philadelphia,			Present)		(2007–2011)
PA 19103		Chairman
since March 1,
October 1947		2015

Ann D. Borowiec	Trustee	Since	CEO, Private	64	None
2005 Market Street		March 31,	Wealth
Philadelphia,		2015	Management
PA 19103			(2011–2013) and
Market Manager,
November 1958			New Jersey
Private Bank
(2005–2011) —
JP Morgan Chase
& Co.

Joseph W. Chow	Trustee	Since	Executive	64	Director and Audit
2005 Market Street		January 2013	Vice President		Committee Member —
Philadelphia,			(Emerging		Hercules Technology
PA 19103			Economies		Growth Capital, Inc.
			Strategies, Risk		(2004–2014)
January 1953			and Corporate
Administration)
State Street
Corporation
(July 2004–
March 2011)

John A. Fry	Trustee	Since	President —	64	Director — Hershey
2005 Market Street		January 2001	Drexel University		Trust Company
Philadelphia,			(August 2010–
PA 19103			Present)		Director, Audit
Committee, and
May 1960			President —		Governance
			Franklin &		Committee Member —
			Marshall College		Community Health
			(July 2002–		Systems
July 2010)
Director, Drexel
Morgan & Co.

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Number
				of Funds	Other
			Principal	in Fund	Directorships
	Position(s)		Occupation(s)	Complex	Held by Trustee
Name, Address,	Held with	Length of	During the Past	Overseen	During the Past
and Birthdate	the Trust	Time Served	Five Years	by Trustee	Five Years
Lucinda S. Landreth	Trustee	Since	Private Investor	64	None
2005 Market Street		March 2005	(2004–Present)
Philadelphia,
PA 19103

June 1947

Frances A. Sevilla-	Trustee	Since	Chief Executive	64	Trust Manager and
Sacasa		September	Officer — Banco		Audit Committee
2005 Market Street		2011	Itaú International		Member — Camden
Philadelphia,			(April 2012–Present)		Property Trust
PA 19103
Executive Advisor
January 1956			to Dean
(August 2011–
March 2012) and
Interim Dean
(January 2011–
July 2011) —
University of
Miami School
of Business
Administration

President — U.S.
Trust, Bank
of America
Private Wealth
Management
(Private Banking)
(July 2007–
December 2008)

Thomas K. Whitford	Trustee	Since	Vice Chairman	64	Director — HSBC
2005 Market Street		January 2013	(2010–April 2013)		Finance Corporation
Philadelphia,			Chief		and HSBC North
PA 19103			Administrative		America Holdings Inc.
Officer
March 1956			(2008–2010)		Director, HSBC Bank
and Executive
Vice President
and Chief
Administrative
Officer
(2007–2009) —
PNC Financial
Services Group

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Number
				of Funds	Other
			Principal	in Fund	Directorships
	Position(s)		Occupation(s)	Complex	Held by Trustee
Name, Address,	Held with	Length of	During the Past	Overseen	During the Past
and Birthdate	the Trust	Time Served	Five Years	by Trustee	Five Years
Janet L. Yeomans	Trustee	Since	Vice President and	64	Director, Audit
2005 Market Street		April 1999	Treasurer		and Compliance
Philadelphia,			(January 2006–		Committee Chair,
PA 19103			July 2012)		Investment
			Vice President		Committee Member
July 1948			— Mergers &		and Governance
			Acquisitions		Committee Member —
			(January 2003–		Okabena Company
January 2006), and
			Vice President		Chair — 3M
			and Treasurer		Investment
			(July 1995–		Management
			January 2003) —		Committee
			3M Corporation		(2005–2012)

The following table shows each Director’s ownership of shares of each Fund and of all other Funds in the Delaware Investments® Family of Funds (the “Fund Complex”) as of March 31, 2015.

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in All Registered
	Equity Securities in	Investment Companies Overseen by
Name of Director	a Fund	Director in Fund Complex
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	$10,001 – $50,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

Board Leadership Structure and Functions.

Common Board of Directors. The business of each Fund is managed under the direction of its Board. The Directors also serve on the Boards of all the other investment companies that comprise the Fund Complex. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The

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Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being Directors of all of the funds in the complex.

Board Chairman. As of March 1, 2015, Mr. Bennett serves as the Chairman of the Board. Among other reasons, the Board selected Mr. Bennett as Chairman because of his substantial financial industry experience and his tenure on the Board since March 2005. As the Chairman, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, participates in developing Board agendas and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of eight Directors. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board is comprised of Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Board Meetings. Each Municipal Fund held six Board meetings during their last fiscal year, ended March 31, 2015. Delaware Investments Dividend and Income Fund, Inc. (“DDF”) and Delaware Enhanced Global Dividend and Income Fund (“DEX”) held five Board meetings during their last fiscal year, ended November 30, 2014. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All Directors were present at the Funds’ annual meeting held on August 20, 2014.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

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Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board: Joseph W. Chow, Chairperson; Ann D. Borowiec; Lucinda S. Landreth; and Frances A. Sevilla-Sacasa. Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE MKT LLC (“NYSE MKT”) (formerly the NYSE Amex). Members of the Audit Committee serve for two-year terms or until their successors have been appointed and qualified. The Audit Committee held six meetings for DDF and DEX for the fiscal year ended November 30, 2014, and six meetings for the Municipal Funds for the fiscal year ended March 31, 2015. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawareinvestments.com.

Each Fund has an Independent Directors Committee that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee is comprised of all of the Fund’s Independent Directors. The Independent Directors Committee held four meetings during the fiscal year ended November 30, 2014 for DDF and DEX, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2015.

Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Fund’s investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment adviser regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Directors: Janet L. Yeomans, Chairperson; Ann D. Borowiec; Joseph W. Chow; Lucinda S. Landreth; and Thomas K. Whitford. The Investments Committee held five meetings during the fiscal year ended November 30, 2014 for DDF and DEX, and five meetings for the Municipal Funds for the fiscal year ended March 31, 2015.

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Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: John A. Fry, Chairperson; Thomas L. Bennett (ex officio); Frances A. Sevilla-Sacasa; Thomas K. Whitford; and Janet L. Yeomans, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE MKT. The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund. The Nominating Committee held five meetings during the fiscal year ended November 30, 2014 for DDF and DEX, and five meetings for the Municipal Funds for the fiscal year ended March 31, 2015. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawareinvestments.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

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Director Qualifications.

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Thomas L. Bennett. Currently the Board’s Chairman, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec joined the Board in March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Directors of the Funds found that his extensive experience in business strategy in non-U.S. markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Directors also found that Mr. Chow’s management responsibilities

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as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry. Mr. Fry has over 25 years of experience in higher education. He has served in senior management for three major institutions of higher learning. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth. Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to her B.A., she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Board found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the U.S. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s

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senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from the University of Pennsylvania’s Wharton School. Mr. Whitford has served on the Board since January 2013.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management and mergers and acquisitions. She also serves as a board member of a for-profit company. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment adviser, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Fund and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that

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the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment adviser and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment adviser’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Independent Director Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Director Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives compensation from each Fund of which he/she is a member of the Board. Each Independent Director currently receives a total annual retainer fee of $155,000 for serving as a Director of all 26 investment companies within the Fund Complex, plus $11,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Director also receives a $2,500 fee for attending telephonic board meetings on behalf of the investment companies in the complex. Members of the Nominating Committee, Audit Committee, and Investments Committee receive additional compensation of $3,500 for each Committee meeting attended. The Directors may receive an additional fee if a committee meeting exceeds 4 hours. In addition, the chairperson for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $25,000. The Board Chairman receives an additional annual retainer of $40,000.

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The following table sets forth the compensation received by each Independent Director from each Fund and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2015.

		Total Compensation
	Aggregate	from the Investment
	Compensation from the	Companies in the Fund
Director	Funds	Complex
Thomas L. Bennett	$3,915.65	$286,333.34
Ann D. Borowiec[1]	$637.93	$30,916.67
Joseph W. Chow	$3,306.24	$242,166.68
John A. Fry	$3,186.94	$233,500.04
Lucinda S. Landreth	$3,197.74	$233,833.32
Frances A. Sevilla-Sacasa	$3,197.74	$233,833.32
Thomas K. Whitford	$3,108.01	$227,333.35
Janet L. Yeomans	$3,432.90	$250,999.96
____________________

1	Ms. Borowiec was appointed as a Director on Feb. 18, 2015. On Feb. 19, 2015, the Trustees approved a one-time $18,000 payment to Ms. Borowiec for her service on the Board and trustee training and education.

Officers. The following individuals are executive officers of one or more of the Funds: Roger A. Early, David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit C includes certain information concerning these officers. The shares of each Fund that are owned by the executive officers as a group is less than one percent. In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment adviser. The Funds believe that these requirements were met for each Fund’s last fiscal year.

Required Vote. All shareholders of a Fund vote together to elect Directors, except that the preferred shareholders of the Municipal Funds have the exclusive right to separately elect two Preferred Share Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. The Preferred Share Director nominees are Lucinda S. Landreth and Janet L. Yeomans. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund’s Board.

14

Proposal
Election of Directors
FUND	Bennett, Borowiec, Chow, Fry,	Landreth and Yeomans
Sevilla-Sacasa, and Whitford

DDF and DEX	Plurality of votes cast.

Municipal Funds	Plurality of Common and	Plurality of Preferred
	Preferred Share votes cast.	Share votes cast.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as the independent registered public accounting firm (“independent auditors”) for Delaware Investments Dividend and Income Fund, Inc. (DDF), Delaware Enhanced Global Dividend and Income Fund (DEX), Delaware Investments National Municipal Income Fund (VFL), Delaware Investments Colorado Municipal Income Fund, Inc. (VCF), and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM) (DDF, DEX, VFL, VCF and VMM are the “Funds”), for each Fund’s current fiscal year. In accordance with Public Company Accounting Oversight Board Rule 3526 (“PCAOB Rule 3526”), PwC has confirmed its independence to each Fund’s Audit Committee. PwC also acted as independent auditors of the Funds for their most recently completed fiscal years and has been appointed as independent auditors for the Funds’ current fiscal years.

The Audit Committee must approve all audit and non-audit services provided to the Funds by their independent auditors, as well as non-audit services provided by their independent auditors to Delaware Management Company (“DMC”) and its affiliates that provide ongoing services to the Funds if such non-audit services relate to the operations or financial reporting of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to a Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Funds that are provided by the Funds’ independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides

15

ongoing services to the Funds are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds, DMC and its affiliates up to certain specified fee limits.

As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with a representative of PwC the independent auditor’s independence. Each Fund’s Board considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence. Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the last fiscal year.

All members of each Fund’s Audit Committee, including Joseph W. Chow, Ann D. Borowiec, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, and Janet L. Yeomans, are not considered to be “interested persons” under the 1940 Act. Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawareinvestments.com.

Representatives of PwC are expected to attend the Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Funds and “Covered Entities” (the investment adviser, excluding sub-advisers unaffiliated with the investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

16

			Non-Audit Fees
			Audit
	Fiscal Year		Related
Fund	End	Audit Fees	Fees(1)	Tax Fees(2)	All Other(3)
Delaware Investments Dividend	11/30/14	$31,960	$—	$5,109	$—
and Income Fund, Inc.	11/30/13	$28,035	$—	$4,850	$—
Delaware Enhanced Global Dividend	11/30/14	$31,960	$—	$5,109	$—
and Income Fund	11/30/13	$29,735	$—	$4,850	$—
Delaware Investments Colorado	3/31/15	$33,100	$—	$4,214	$—
Municipal Income Fund, Inc.	3/31/14	$29,535	$—	$4,000	$—
Delaware Investments National	3/31/15	$33,100	$—	$4,214	$—
Municipal Income Fund	3/31/14	$29,535	$—	$4,000	$—
Delaware Investments Minnesota	3/31/15	$33,100	$—	$4,214	$—
Municipal Income Fund II, Inc.	3/31/14	$29,535	$—	$4,000	$—
Covered Entities	11/30/14	$—	$618,000	$—	$—
	11/30/13	$—	$618,000	$—	$—
	3/31/15	$—	$612,000	$—	$—
	3/31/14	$—	$618,000	$—	$—
____________________

1	Includes fees billed for year-end audit procedures, reporting up and subsidiary statutory.

2	Includes fees billed to the Funds for the review of income tax returns and annual excise distribution calculations.

3	Includes fees billed for the attest examination of management’s assertion to the controls in place at the transfer agent to be in compliance with Rule 17Ad-13(a)(3) of the 1934 Act.

Aggregate non-audit fees to the Funds, the investment adviser and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to VCF, VFL and VMM and to Covered Entities were $7,530,526 and $8,090,937 for the fiscal years ended March 31, 2015 and March 31, 2014, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and DEX, and to Covered Entities, were $5,653,375 and $7,732,970 for the fiscal years ended November 30, 2014 and November 30, 2013, respectively.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

17

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Thomas L. Bennett, Board Chairman for the Funds, c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Adviser. DMC, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each Fund.

Administrator. Delaware Investments Fund Services Company, 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds.

Independent Auditors. PwC serves as the Funds’ independent auditors. PwC’s principal address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be borne equally by the Funds. The Funds do not currently expect to engage a proxy solicitor with respect to the proposal. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Funds, Delaware Management Business Trust and their affiliates, without extra pay, may conduct additional solicitations by telephone, fax, email, and personal interviews.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation

18

materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252.

Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2016, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than March 8, 2016. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 22, 2016.

Fund Reports. Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (866) 437-0252.

19

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 22, 2015)

Delaware Investments Dividend and Income Fund, Inc.
Common Shares	8,967,090.1587
Delaware Enhanced Global Dividend and Income Fund
Common Shares	15,863,615.6820
Delaware Investments Colorado Municipal Income Fund, Inc.
Common Shares	4,837,100.0000
Preferred Shares	300.0000
Delaware Investments National Municipal Income Fund
Common Shares	4,528,443.5050
Preferred Shares	300.0000
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Common Shares	11,504,975.0862
Preferred Shares	750.0000

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

According to disclosure publicly filed with the SEC, as of June 22, 2015, the following accounts held of record 5% or more of the outstanding shares of the Funds listed below. Except as noted below, management does not have knowledge of beneficial owners.

				Percent of
			Number of	Outstanding
Fund	Name and Address	Class of Shares	Shares	Shares
Delaware Enhanced Global Dividend and Income Fund	First Trust Portfolios L.P., First Trust Advisors L.P.,and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	2,279,445	14.37%
Delaware Enhanced Global Dividend and Income Fund	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	Common Shares	1,498,008	9.44%
Delaware Investments Colorado Municipal Income Fund, Inc.	Wells Fargo Bank, National Association 101 N. Phillips Avenue Sioux Falls, South Dakota 57104	Preferred Shares	300	100.00%
Delaware Investments National Municipal Income Fund	Wells Fargo Bank, National Association 101 N. Phillips Avenue Sioux Falls, South Dakota 57104	Preferred Shares	300	100.00%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	Wells Fargo Bank, National Association 101 N. Phillips Avenue Sioux Falls, South Dakota 57104	Preferred Shares	750	100.00%

B-1

EXHIBIT C

EXECUTIVE OFFICERS OF THE FUNDS

The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment adviser of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act. No officer receives compensation from the Funds.

Name, Address,	Position(s) Held	Length of	Principal Occupation(s)
and Birthdate	with the Funds	Time Served	During Past Five Years
Roger A. Early 2005 Market Street Philadelphia, PA 19103 February 1954	President, Chief Executive Officer, Head of Fixed Income Investments, and Co-Chief Investment Officer – Total Return Fixed Income Strategy	President and Chief Executive Officer since May 2015, Head of Fixed Income Investments since 2014, and Co-Chief Investment Officer – Total Return Fixed Income Strategy since 2010	Roger A. Early has served in various capacities, including portfolio manager, at different times at Delaware Investments.
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since May 2015	David F. Connor has served in various executive and legal capacities at different times at Delaware Investments since 2000.
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.

C-1

DELAWARE INVESTMENTS DIVIDEND
       AND INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL
       DIVIDEND AND INCOME FUND

DELAWARE INVESTMENTS COLORADO
       MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS NATIONAL
       MUNICIPAL INCOME FUND

DELAWARE INVESTMENTS MINNESOTA
       MUNICIPAL INCOME FUND II, INC.

COMBINED PROXY STATEMENT Notice of Joint Annual Meeting of Shareholders
AUGUST 19, 2015
PROXY-CE 6/15

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
PREFERRED SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	VCF_26783_062515_Pref

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Directors of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐
	07.	Lucinda S. Landreth	08.	Janet L. Yeomans

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VCF_26783_062515_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
PREFERRED SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	VFL_26783_062515_Pref

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Trustees of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐
	07.	Lucinda S. Landreth	08.	Janet L. Yeomans

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VFL_26783_062515_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
PREFERRED SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	VMM_26783_062515_Pref

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Directors of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐
	07.	Lucinda S. Landreth	08.	Janet L. Yeomans

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VMM_26783_062515_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	VCF_26783_062515

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Directors of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VCF_26783_062515

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	DDF_26783_062515

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Directors of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐
	07.	Lucinda S. Landreth	08.	Janet L. Yeomans

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DDF_26783_062515

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	DEX_26783_062515

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Trustees of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐
	07.	Lucinda S. Landreth	08.	Janet L. Yeomans

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DEX_26783_062515

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	VFL_26783_062515

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Trustees of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VFL_26783_062515

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2015	PROXY
COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 19, 2015 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.

Signature

Signature

Date	VMM_26783_062515

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Annual Shareholders Meeting to Be Held on August 19, 2015.
The Proxy Statement for this meeting is available at:
https://www.delawareinvestments.com/ceproxy

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	█

1.	To elect the following nominees as Directors of the Fund:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Thomas L. Bennett	02.	Ann D. Borowiec	03.	Joseph W. Chow
	04.	John A. Fry	05.	Frances A. Sevilla-Sacasa	06.	Thomas K. Whitford	☐	☐	☐

	INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided below.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VMM_26783_062515